Exhibit 10
LANVISION SYSTEMS, INC.

                    LEASE AGREEMENT BETWEEN LANVISION, INC.

                                      AND

                        DUKE REALTY LIMITED PARTNERSHIP

OFFICE LEASE

         THIS LEASE, made this 7th day of May, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and LANVISION, INC., an Ohio corporation ("Tenant").

W I T N E S S E T H:

ARTICLE 1 - LEASE OF PREMISES

SECTION 1.01. LEASE OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions hereinafter set forth, office space in the office building described below which is commonly known as The Ohio National Building in Hamilton County, Ohio (the "Building") for the term hereinafter specified. The space in the Building hereby leased to Tenant is set forth in Item A of the Basic Lease Provisions and is cross-hatched on EXHIBIT A attached hereto (the "Leased Premises"). Landlord reserves the right to alter any portion of the Building not included within the Leased Premises; provided, however, Tenant's access to the Leased Premises shall not be materially impaired. Elevators shall not be leased to Tenant and shall remain under Landlord's control.

SECTION 1.02.  BASIC LEASE PROVISIONS.

A. Building Address: One Financial Way, Montgomery, Ohio 45242; Floor: 4th;
Suite: 400;

B. Rentable Area: approximately 20,501 rentable square feet (18,063 usable square feet ("Useable Area"));

Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the Common Areas within the Building, as reasonably determined by Landlord from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of the Building Expense Percentage and the Minimum Annual Rent. Notwithstanding anything to the contrary contained herein, Tenant's pro rata portion of the area covered by the Common Areas within the Building shall be the product of
(i) the Useable Area within the Leased Premises, as such amount may change from time to time pursuant to the terms of this Lease and (ii) Tenant's Common Area Factor. For purposes of this Lease,

Tenant's Common Area Factor shall be as reasonably determined by the Landlord; provided, however, that Tenant's Common Area Factor shall not exceed 1.135.

C. Building Expense Percentage: 9.67% (calculated as follows: 20,501 / 212,125). As of the Commencement Date the total rental area including Common Areas of the Building equals 212,125 square feet;

D. Minimum Annual Rent:

         Year 1 (months 1-2)                $      0.00
         Year 1 (months 3-12)               $222,094.17
         Year 2                             $276,763.50
         Year 3                             $276,763.50
         Year 4                             $281,888.75
         Year 5                             $281,888.75;

E. Monthly Rental Installments:

         Months  1-2                        $     0.00
         Months  3-12                       $22,209.42
         Months 13-36                       $23,063.63
         Months 37-60                       $23,490.73;

F. Lease Term: Five (5) years and zero (0) months;

G. Target Commencement Date: August 15, 1996;

H. Security Deposit: $0.00;

I. Brokers: Duke Realty Limited Partnership, representing Landlord and West Shell Realtors representing Tenant;

J. Permitted Use: General office purposes, computer repair and for no other purpose whatsoever;

K. Working Drawings Approval Date: On or before May 17, 1996, (See Exhibit B);

L. Address for payments and notices as follows:

         Landlord:                  Duke Realty Limited Partnership
                                    8044 Montgomery Road, Suite 600
                                    Cincinnati, OH 45236

         With Rental
         Payments to:               Duke Realty Limited Partnership
                                    P.O. Box 960664
                                    Cincinnati, OH  45296-0664

         Tenant:                    LanVision, Inc.
                                    One Financial Way
                                    Montgomery, OH  45242

         Prior to                   LanVision, Inc.
         Commencement Date:         10671 Techwoods Circle
                                    Cincinnati, OH  45242

ARTICLE 2 - TERM AND POSSESSION

SECTION 2.01. LEASE TERM. The term of this Lease shall be the period of time specified in Item F of the Basic Lease Provisions ("Lease Term") and shall commence upon the earlier of (i) the date Landlord delivers to Tenant a temporary certificate of occupancy subject only to minor punchlist items and final electrical approval for the Leased Premises or (ii) Tenant commences use of the Leased Premises. Notwithstanding the above, if Tenant does not meet the time schedules for submitting approvals and selections for the Tenant Finish Improvements to Landlord and such delays affect Landlord's ability to complete the Tenant Finish Improvements as hereinafter defined, as reasonably determined by Landlord, then commencing on the Target Commencement Date, Tenant shall pay one (1) day's Minimum Rent and Annual Rental Adjustment for each day Tenant is late in submitting approvals up to a maximum of thirty (30) days late and Tenant shall pay Landlord one and one-half times the amount of Minimum Rent and Annual Rental Adjustment for each day late in excess of thirty (30) days. Provided Tenant pays such amounts to Landlord, the Commencement Date shall be extended one (1) day for each day Tenant is late. Tenant shall not be liable for the payment of any such amounts prior to the Target Commencement Date. The date of commencement as defined above, hereinafter called the "Commencement Date," and the "Expiration Date" shall be confirmed by Tenant as provided in
Section 2.03.

SECTION 2.02. CONSTRUCTION OF TENANT FINISH IMPROVEMENTS AND POSSESSION. Landlord agrees at its own cost and expense to perform and complete the work on the tenant finish improvements in the Leased Premises as set out in EXHIBIT B (the "Tenant Finish Improvements") subject to space plans and exact square footage of the Leased Premises to be finalized no later than May 17, 1996 and subject to events and delays due to causes beyond its reasonable control and shall give ten (10) days advanced written notice of the day on which its work to be performed in accordance with the terms of EXHIBIT B shall be completed. From and after receipt of said notice or earlier with the consent of Landlord, Tenant shall have the right and privilege of going onto the Leased Premises to complete interior decoration work and to prepare the Leased Premises for its occupancy, provided, however, that its schedule in so doing shall be communicated to Landlord and the approval of Landlord secured so as not to interfere with other work of Landlord being carried on at the time; and provided further that Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or any other materials installed or left in the Leased Premises by Tenant prior to the Commencement Date unless such loss or damage shall be as a result of the gross negligence or willful misconduct of Landlord or its employees. Notwithstanding anything in this Lease to the contrary, beginning on August 15, 1996 and continuing until the Commencement Date, Landlord shall pay to Tenant's current Landlord in accordance with the terms of Tenant's current lease with Techwood Circle Ltd. Partnership ("Tenant's Current Lease"), any holdover charges actually incurred by Tenant in excess of the minimum rent due under Tenant's Current Lease ("Monthly Holdover Charges") as a result of a delay caused by Landlord in delivering the Leased Premises to Tenant. Landlord shall pay any Monthly Holdover Charges to Tenant's current landlord on a monthly basis within five (5) days of the presentation to Landlord of a statement setting forth in reasonable detail such Monthly Holdover Charges. If Landlord has not obtained a temporary certificate of occupancy for the Leased Premises due to the fault of Landlord on or before October 31, 1996, Tenant shall have the right to terminate this Lease by providing Landlord with written notice of its intent to terminate this Lease on or before November 6, 1996. This Lease shall terminate upon Landlord's receipt of such written notice and the parties shall have no further liability hereunder.

SECTION 2.03.  TENANT'S ACCEPTANCE OF THE LEASED PREMISES.

Upon delivery of possession of the Leased Premises to Tenant as hereinbefore provided, Tenant shall execute a letter of understanding acknowledging (i) the Commencement Date and Expiration Date of this Lease, and (ii) that Tenant has accepted the Leased Premises for occupancy and that the condition of the Leased Premises, including the Tenant Finish Improvements and the Building, was at the time satisfactory and in conformity with the provisions of this Lease in all respects, except for any defects as to which Tenant shall give written notice to Landlord within thirty (30) days after such delivery. Landlord shall within thirty (30) days thereafter commence the correction of all significant defects. Such letter of understanding shall become a part of this Lease. Notwithstanding anything to the contrary contained herein, Landlord shall warrant the Tenant Finish Improvements for a period of one (1) year from the Commencement Date or, with respect to defects, the date of correction of the defect to Tenant's reasonable satisfaction and shall pay all costs and expenses of any repairs and or replacements of the Tenant Finish Improvements during such period unless made necessary by the actions of Tenant, its employees, invitees or agents or ordinary wear and tear.

SECTION 2.04. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Leased Premises without terminating this Lease, Tenant shall immediately surrender the Leased Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair (except for ordinary wear and tear and damage which Tenant is not obligated to repair), failing which Landlord may restore the Leased Premises to such condition at, and Tenant shall be responsible for the payment of all reasonable costs and expenses incurred by Landlord in connection with such restoration upon the presentation of a statement setting forth, in reasonable detail, the amount and type of each such cost or expense. Upon such expiration or termination, Tenant shall remove its personal property, trade fixtures and any of Tenant's alterations designated by Landlord including by way of illustration, but not limitation, wiring and cabling. Any property remaining in the Leased Premises after the expiration or termination of this Lease shall be deemed abandoned and Landlord shall have the right to remove and dispose of such property, and Tenant shall be responsible for the payment of all reasonable costs and expenses incurred by Landlord in connection with such removal upon the presentation of a statement setting forth, in reasonable detail, the amount and type of each such cost or expense. Tenant shall, at its expense, promptly repair any damage caused by any such removal, and shall restore the Leased Premises to the condition existing prior to the installation of the items so removed.

SECTION 2.05. HOLDING OVER. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month-to-month at one hundred twenty-five percent (125%) of the then Monthly Rental Installments in effect upon the date of such expiration or earlier termination (subject to adjustment as provided in Article 3 hereof and prorated on a daily basis), and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. Notwithstanding the foregoing provision, no holding over by Tenant shall operate to extend this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days prior written notice from Landlord to vacate. The foregoing provisions of this Section 2.05 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

ARTICLE 3 - RENT

SECTION 3.01. MINIMUM ANNUAL RENT. Beginning on the Commencement Date, Tenant shall pay to Landlord as Minimum Annual Rent for the Leased Premises the sum specified in Item D of the Basic Lease Provisions, payable in equal consecutive Monthly Rental Installments as specified in Item E of the Basic Lease Provisions, in advance, without deduction or offset, on or before the first day of each and every calendar month during the Lease Term; provided, however, that if the Commencement Date shall be a day other than the first day of a calendar month or the Expiration Date shall be a day other than the last day of a calendar month, the Monthly Rental Installment for such first or last fractional month shall be prorated on the basis of the number of days during the month this Lease was in effect in relation to the total number of days in such month.

SECTION 3.02.  ANNUAL RENTAL ADJUSTMENT.

A. DEFINITIONS. For purposes of this Section 3.02, the following definitions shall apply:

1. "ANNUAL RENTAL ADJUSTMENT" - shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calendar year.

2. "OPERATING EXPENSES" - shall mean the amount of all of Landlord's direct costs and expenses paid or incurred in operating and maintaining the Building (including the Common Areas as defined in Section 18.03) for a particular calendar year as determined by Landlord in accordance with generally accepted accounting principles, consistently applied, including all additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines that it would have paid or incurred during such year if the Building had been fully occupied, including by way of illustration and not limitation: all general real estate taxes or service agreement payments in lieu thereof and all special assessments levied against the Building (hereinafter called "real estate taxes"), other than penalties for late payment; costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums; water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant or other tenants of the Building as provided in this Lease; service and other charges incurred in the operation and maintenance of the skywalk servicing the Building (if any), elevators, the plumbing systems, the electrical systems the heating, ventilation and air-conditioning systems; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security services; license, permit and inspection fees; administrative fees (equal annually to fifteen percent (15%) of the total Operating Expenses); wages and related employee benefits payable for the maintenance and operation of the Building; amortization of capital improvements or replacements for the Building that benefit the health and safety of the tenants of the Building, produce a reduction in operating costs or are required under any applicable governmental law, ordinance, resolution, order or regulation, together with interest at the rate of twelve percent (12%) per annum on the unamortized balance thereof; maintenance and repair costs, dues, fees and assessments incurred under any documents of record or owner association agreement, as amended from time to time, if any (the "Covenants"); and in general all other costs and expenses which would, under generally accepted accounting principles, be regarded as operating and maintenance costs and expenses. The foregoing list of Operating Expenses is for definitional purposes only and shall not impose any obligations upon Landlord to incur such expenses or provide such services.

     Notwithstanding anything to the contrary contained herein, for purposes of this Lease, "Operating Expenses" shall not include the following fees, costs and expenses:

    a.       Mortgage principal and interest payments, fees and points;

    b.       Refinancing or sale costs;

    c.       Depreciation and amortization of Building or equipment;

    d. Capital improvements or replacements, except expressly allowed herein;

    e.       Advertising costs;

    f.       Brokerage, leasing, commissions and marketing costs;

    g.       Alterations for other tenants;

    h. Costs reimbursed by or paid directly by Tenant or by other tenants;

    i.       Costs reimbursed by insurance or governmental authorities;

    j.       Special service costs paid directly by Tenant or by other tenants;

    k.       Legal fees for enforcing other tenants' leases;

    l.       Art work in the Building;

    m. Services performed by Landlord or its related parties at above-market cost;

    n.       Taxes on net income, stock, capital, transfer, successions or

    o.       Repairs or maintenance covered under any warranty or guarantees;

    p. The cost of the land or the construction of the Building, whether initially or in connection with any replacement due to faulty construction or expansion thereof, whether mandated by law or otherwise, including, without limitation, costs of correcting:

             (i) defective conditions in the Building or Leased Premises resulting from defects in or inadequacy of the initial design or construction of the same; or

             (ii) code violations or the payment of fines or citations in connection therewith;

    q. The initial cost of the initial installation of the parking areas, landscaping, and/or other facilities or the amortization or depreciation of that initial cost or the initial establishment of janitorial and cleaning services and building security, if any;

    r. Any bad debt loss, rent loss, or reserves for bad debt or rent loss;

    s. Costs associated with Landlord's management office and Building Manager including Building Manager's wages.

         3. "BUILDING EXPENSE PERCENTAGE" - shall mean the percentage specified in Item C of the Basic Lease Provisions. This percentage was determined by dividing the rentable area in the Leased Premises by the total rentable area in the Building. Rentable Area excludes the elevators and elevator shafts, which are reserved to Landlord.

         4. "TENANT'S PROPORTIONATE SHARE OF OPERATING EXPENSES" - shall be an amount equal to the product of Tenant's Building Expense Percentage as provided in Item C of the Basic Lease Provisions times the Operating Expenses as they may be composed of Uncontrollable Expenses and Controllable Expenses.

B. PAYMENT OBLIGATION. In addition to the Minimum Annual Rent specified in this Lease, Tenant shall pay to Landlord as additional rent for the Leased Premises the Annual Rental Adjustment for such calendar year.

         1. PAYMENT OF ESTIMATED ANNUAL RENTAL ADJUSTMENT - The Annual Rental Adjustment shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each calendar year. In the case of the calendar year in which the Lease Term commences, written notice of the estimated Operating Expenses shall be given Tenant prior to the Commencement Date. Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Annual Rental Adjustment.

         2. INCREASES IN ESTIMATED ANNUAL RENTAL ADJUSTMENT - If real estate taxes or the cost of utility or janitorial services increase during a calendar year, Landlord may increase the estimated Annual Rental Adjustment during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Annual Rental Adjustment divided by the number of months remaining in such year.

         3. ADJUSTMENT TO ACTUAL ANNUAL RENTAL ADJUSTMENT - Within ninety (90) days after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing the actual Annual Rental Adjustment. Within thirty
(30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant, as the case may be, the difference between the actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year. If this Lease shall commence, expire or be terminated on any date other than the last day of a calendar year, then the Annual Rental Adjustment for such partial calendar year shall be prorated on the basis of the number of days during the year this Lease was in effect in relation to the total number of days in such year.

         4. TENANT VERIFICATION - Tenant or its accountants shall have the right to inspect, at reasonable times and in a reasonable manner, during the ninety (90) day period following the delivery of Landlord's statement of the actual amount of the Annual Rental Adjustment, such of Landlord's books of account and records as pertain to and contain information concerning such costs and expenses in order to verify the amounts thereof and to obtain an audit thereof by an independent certified public accountant selected by Tenant and approved by Landlord to determine the accuracy of Landlord's statement. If any such audit discloses a liability for the Annual Rental Adjustment for the previous calendar year which is less than the amount which Landlord has indicated to Tenant for such calendar year, as aforesaid, the Landlord shall promptly credit Tenant so much of the Annual Rental Adjustment paid by Tenant for such calendar year in excess of the amount for which the Tenant is actually liable, as disclosed by such audit. If such audit discloses a liability for the Annual Rental Adjustment for such calendar year which is less than ninety-five percent (95%) of the amount which the Landlord has otherwise indicated to Tenant in writing for such calendar year, as aforesaid, the Landlord shall, in addition to the credit of such excess, pay to Tenant the cost of such audit for such calendar year. Subject to the foregoing provisions of this paragraph, Tenant shall bear the cost of any such audit. As a result of such audit, Landlord shall thereafter, if appropriate, change its method of calculating the Operating Expenses to be consistent with the results of the audit.

C. NET LEASE. This Lease is what is commonly called a "net lease," it being understood that Landlord shall receive the rent free and clear of any and all impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with its leasing of the Leased Premises and that, subject to the provisions of this Lease, Tenant shall be responsible for, and shall bear its proportionate share of all costs associated with, the operation and maintenance of the Building and the Leased Premises except as expressly excluded in this
Section 3.02.

SECTION 3.03. LATE CHARGES. Tenant acknowledges that Landlord shall incur certain additional unanticipated costs and expenses, including administrative costs and attorneys' fees, if Tenant fails to timely pay any payment required hereunder. Therefore, as compensation for such additional expenses, and in addition to the other remedies available to Landlord hereunder, if any payment of Minimum Rent or any other sum or charge required to be paid by Tenant to Landlord hereunder shall become overdue for a period of ten (10) days, a late charge of seven percent (7%) of the payment so due shall be paid by Tenant as additional rent. In addition, if Tenant fails to pay within fifteen (15) days after the same is due and payable any sum or charge required to be paid by Tenant to Landlord, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of fifteen percent (15%) per annum.

SECTION 3.04. MAXIMUM INCREASE IN OPERATING EXPENSES. Notwithstanding anything herein to the contrary, for the calendar years 1996 and 1997, Tenant's Annual Rental Adjustment shall not exceed Six Dollars and Sixty Cents ($6.60) multiplied by the Rentable Area. Notwithstanding anything in this Lease to the contrary:

         a) UNCONTROLLABLE EXPENSES. Commencing January 1, 1998, Tenant will be responsible for Tenant's Proportionate Share of real estate taxes, reasonable costs and expenses of contesting the validity or amount of real estate taxes or service payments made in lieu thereof; insurance premiums; and utilities which Landlord shall determine within its reasonable discretion to be uncontrollable expenses, without regard to the level of increase in any or all of the above in any year or other period of time.

         b) CONTROLLABLE EXPENSES. Commencing January 1, 1998, Tenant's obligation to pay its Proportionate Share of the increases in all other costs and expenses payable by Tenant pursuant to the terms hereof for Operating Expenses (herein "Controllable Expenses") shall be limited to a six percent (6%) per annum increase over the Base Amount, as hereinafter defined. For each calendar year thereafter, Tenant's obligation to pay its Proportionate Share of Controllable Expenses shall be limited to a six percent (6%) per annum increase over the amount Controllable Expenses for the immediately preceding calendar year would have been had the Controllable Expenses increased at the rate of six percent (6%) in all years after January 1, 1998. The Base Amount shall equal the lesser of (i) the actual Controllable Expenses for calendar year 1997 or
(ii) the product of (x) Seven Dollars and Fifteen Cents ($7.15) (y) the percentage obtained by dividing the actual aggregate Controllable Expenses for the Building for calendar year 1997 by the actual Operating Expenses for calendar year 1997 and (z) the Rentable Area. For example, if (i) the actual Controllable Expenses payable by Tenant for calendar year 1997 were Ninety-seven Thousand Dollars ($97,000.00), (ii) the actual aggregate controllable expenses of the Building for calendar year 1997 were equal to One Million Dollars ($1,000,000.00) and (iii) the actual Operating Expenses of the Building for calendar year 1997 were equal to Two Million Dollars ($2,000,000.00) the Base Amount would equal:

         ($7.15) x ($1,000,000.00 / $2,000,000.00) x (20,501) = $73,291.08

Tenant's obligation to pay its Proportionate Share of the Controllable Expenses during 1998 would be limited to Seventy-seven Thousand Six Hundred Eighty-eight Dollars and Fifty-four Cents ($77,688.54) (the Base Amount plus a six percent (6%) increase).

ARTICLE 4 - SECURITY DEPOSIT - INTENTIONALLY OMITTED.

ARTICLE 5 - OCCUPANCY AND USE

SECTION 5.01. OCCUPANCY. Tenant shall use and occupy the Leased Premises for the purposes set forth in Item J of the Basic Lease Provisions and shall not use the Leased Premises for any other purpose whatsoever.

SECTION 5.02. COVENANTS OF TENANT REGARDING USE. In connection with its use of the Leased Premises, Tenant agrees to do the following:

A. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with the Covenants, if any, and all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, (iii) comply with and obey all reasonable directions of the Landlord, including the Building Rules and Regulations attached hereto as Exhibit C and as may be modified from time to time by Landlord on reasonable notice to Tenant, and (iv) shall not do or permit anything to be done in or about the Leased Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of the Building Rules and Regulations, but agrees to take reasonable measures to assure such other tenant's compliance.

B. Tenant shall not overload the floors of the Leased Premises beyond their designed weight-bearing capacity, which Landlord has determined to be seventy
(70) pounds per square foot live load and eighty (80) pounds per square foot live load in certain areas, including an allowance for partition load. Landlord reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Tenant desires to place in the Leased Premises so as to distribute properly the weight thereof, and to require the removal of any equipment or furniture which exceeds the weight limit specified herein.

C. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as additional rent for any increase in premiums charged on the insurance carried by Landlord on the Leased Premises and attributable to the use being made of the Leased Premises by Tenant.

D. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on the Building, except for such tenant identification information as Landlord permits to be included or shown on the directory board in the main lobby and on or adjacent to the access door or doors to the Leased Premises.

SECTION 5.03. LANDLORD'S RIGHTS REGARDING USE. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the Common Areas by Tenant, its employees, agents, customers and invitees, each of which may be exercised without notice or liability to Tenant:

A. Landlord may install such signs, advertisements or notices or tenant identification information on the directory board or tenant access doors as it shall deem necessary or proper.

B. Landlord shall approve or disapprove, prior to installation, all types of drapes, shades and other window coverings used in the Leased Premises, and may control all internal lighting that may be visible from outside the Leased Premises.

C. Landlord shall approve or disapprove all sign painting and lettering used on the Leased Premises and the Building, including the suppliers thereof.

D. Landlord may grant to any person the exclusive right to conduct any business or render any service in the Building, provided that such exclusive right shall not operate to limit Tenant from using the Leased Premises for the use permitted in Item J of the Basic Lease Provisions.

E. Landlord may control the Common Areas in such manner as it reasonably deems necessary or proper, including by way of illustration and not limitation, requiring all persons entering or leaving the Building to identify themselves and their business in the Building to a security guard; excluding or expelling any peddler, solicitor or loud or unruly person from the Building; and closing or limiting access to the Building or any part thereof, including entrances, corridors, doors, and elevators, during times of emergency, repairs or after regular business hours.

SECTION 5.04.  ACCESS TO AND INSPECTION OF THE LEASED PREMISES.
Upon reasonable notice to Tenant, except in the case of an emergency, Landlord, its employees and agents and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times for the purposes of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants and making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable. During the progress of any work on the Leased Premises, Landlord shall take commercially reasonable efforts to not inconvenience Tenant or interrupt Tenant's business. If representatives of Tenant shall not be present to open and permit such entry into the Leased Premises at any time when such entry is necessary or permitted hereunder, Landlord and its employees and agents may enter the Leased Premises by means of a master or pass key or otherwise. Landlord shall use its best efforts to safeguard access to such master or pass key. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES

SECTION 6.01. SERVICES TO BE PROVIDED. Provided Tenant is not in default, Landlord shall furnish to Tenant, except as noted below, the following utilities and other building services to the extent reasonably necessary for Tenant's comfortable use and occupancy of the

Leased Premises for general office use or as may be required by law or directed by governmental authority:

A. Heating, ventilation and air-conditioning twenty-four (24) hours per day seven (7) days a week except during the maintenance and repairs of such which Landlord shall attempt to schedule during nonbusiness hours;

B. Subject to interruptions beyond Landlord's control, electrical current not to exceed eight (8) watts per square foot. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation;

C. Water in the Common Areas and Leased Premises for lavatory, cleaning and drinking purposes;

D. Automatic elevator service;

E. Cleaning and janitorial service, including the supplying and installing of paper towels, toilet tissue and soap in the Common Areas on Monday through Friday of each week except legal holidays; provided, however, Tenant shall be responsible for carpet cleaning other than routine vacuuming;

F. Washing of windows at intervals reasonably established by Landlord;

G. Replacement of all lamps, bulbs, starters and ballasts in Building standard lighting (Landlord's standard tenant finish improvements being described in EXHIBIT B) as required from time to time as a result of normal usage;

H. Cleaning and maintenance of the Common Areas, including the removal of rubbish and snow; and

I. Repair and maintenance to the extent specified elsewhere in this Lease.

Notwithstanding anything to the contrary contained herein, Landlord shall not discontinue furnishing any services under this Article 6 for a default by Tenant, unless and until all cure periods under this Lease, as they may be extended, have expired and all notices required hereunder have been delivered.

SECTION 6.02. ADDITIONAL SERVICES. If Tenant requests any other utilities or building services in addition to those identified above or any of the above utilities or building services in frequency, scope, quality or quantity substantially greater than those which are normally required by other tenants in the Building for general office use, then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or building services. In the event Landlord is able to and does furnish such additional utilities or building services, the reasonable costs thereof shall be borne by Tenant, who shall reimburse Landlord monthly for the same as additional rent at the same time Monthly Rental Installments and other additional rent is due.

If any lights, machines or equipment (including but not limited to computers) used by Tenant in the Leased Premises materially affect the temperature otherwise maintained by the Building's air-conditioning system or generate substantially more heat in the Leased Premises than that which would normally be generated by the lights and business machines typically used by other tenants in the Building or by tenants in comparable office buildings, then Landlord shall have the right to install any machinery or equipment which Landlord considers reasonably necessary in order to restore the temperature balance between the Leased Premises and the rest of the Building, including equipment which modifies the Building's air-conditioning system. All costs expended by Landlord to install any such machinery and equipment and any additional costs of operation and maintenance occasioned thereby shall be borne by Tenant, who shall reimburse Landlord for the same as provided in this
Section 6.02.

Tenant shall not install or connect any electrical equipment other than personal computers, servers, the business machines and equipment typically used for general office purposes by tenants in office buildings comparable to the Building without Landlord's prior written consent (which shall not be unreasonably withheld). Landlord acknowledges that Tenant is a computer software developer and may require a variety of computers, servers and other computer software development devices to be installed in the Leased Premises. If Landlord determines that the electricity used by the equipment to be so installed or connected exceeds the designed load capacity of the Building's electrical system or is in any way incompatible therewith, then Landlord shall have the right, as a condition to granting its consent, to make such modifications to the electrical system or other parts of the Building or Leased Premises, or to require Tenant to make such modifications to the equipment to be installed or connected, as Landlord considers to be reasonably necessary before such equipment may be so installed or connected. The cost of any such modifications shall be borne by Tenant, who shall reimburse Landlord for the same (or any portion thereof paid by Landlord) as provided in this Section 6.02.

SECTION 6.03. INTERRUPTION OF SERVICES. Tenant understands, acknowledges and agrees that any one or more of the utilities or other building services identified in Section 6.01 may be interrupted by reason of accident, emergency or other causes beyond Landlord's control, or may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements can be made; that Landlord does not represent or warrant the uninterrupted availability of such utilities or building services, and that any such interruption shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Leased Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease. Landlord shall use its best efforts to help restore any interrupted building services.

ARTICLE 7 - REPAIRS, MAINTENANCE, ALTERATIONS, IMPROVEMENTS AND FIXTURES

SECTION 7.01. REPAIR AND MAINTENANCE OF BUILDING. Subject to Section 7.02 and except for any repairs made necessary by the negligence, misuse, or default of Tenant, its employees, agents, customers and invitees, Landlord shall make all necessary repairs (structural or otherwise) to the exterior walls, exterior doors, windows, corridors and other Common Areas of the Building, and Landlord shall keep the Building and all Common Areas in a safe, clean and neat condition and use reasonable efforts to keep all equipment used in common with other tenants, such as elevators, plumbing, heating, air conditioning and similar equipment, in good condition and repair. Except as provided in Article 8 and Article 10 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Leased Premises or in or to any fixtures, appurtenances and equipment therein or thereon. Except as expressly provided herein and subject to reimbursement for Operating Expenses, Landlord shall bear the costs associated with all such repairs, alterations or improvements.

SECTION 7.02. REPAIR AND MAINTENANCE OF LEASED PREMISES. Landlord shall keep and maintain the Leased Premises in good order, condition and repair. Except for ordinary wear and tear and damage which Tenant is not obligated to repair as provided elsewhere in this Lease, the reasonable cost of all repairs and maintenance to the Leased Premises shall be borne by Tenant, who shall be separately billed and shall reimburse Landlord for the same as additional rent, or as a part of Operating Expenses.

SECTION 7.03. ALTERATIONS OR IMPROVEMENTS. Tenant shall not make or permit alterations of or upon any part of the Leased Premises or additions to the Leased Premises without first obtaining the written consent of Landlord which consent shall not be unreasonably withheld. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease. Tenant shall at its sole expense and cost, ensure that all permitted alterations and additions which are made or necessitated thereby (whether inside or outside the Leased Premises) shall be made in accordance with all applicable laws, rules, codes, ordinances and regulations in a good and workmanlike manner and in quality equal to or better than the original construction of the Leased Premises or Building, and Tenant shall comply with such requirements as Landlord reasonably considers necessary or desirable. Landlord's consent to any such alterations or additions shall create no responsibility or liability on the part of Landlord for the completeness, design, sufficiency, or compliance with laws, rules, codes, ordinances, or regulations of such alterations or additions or the plans, specifications or working drawings therefor. Tenant shall promptly pay all costs attributable to such alterations and additions and shall promptly repair any damage to the Leased Premises, Building or Common Areas caused by or resulting from such alterations and additions. Any such alterations and additions shall remain for the benefit of Landlord, provided, however, that Landlord may elect by prior written notice to Tenant to require that Tenant, at its expense, remove at the expiration or earlier termination of this Lease all or a portion of the alterations or additions made by Tenant and repair any damage caused by such removal. Tenant's obligations under this Section shall survive the expiration or earlier termination of this Lease.

Tenant shall indemnify and save harmless Landlord from all costs, loss or expense in connection with any construction or installation. No person shall be entitled to any lien directly or indirectly derived through or under Tenant or through or by virtue of any act or omission of Tenant upon the Leased Premises for any improvements or fixtures made thereon or installed therein or for or on account of any labor or material furnished to the Leased Premises and nothing in this Lease contained shall be construed to constitute a consent by Landlord to the creation of any lien. In the event any lien is filed against the Leased Premises, or any part thereof, for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty (30) days after filing by bonding or as provided or required by law or in any other lawful manner. Tenant shall indemnify and save harmless Landlord from all costs, losses, expenses, and attorneys' fees in connection with any such lien.

SECTION 7.04. TRADE FIXTURES. Any trade fixtures installed on the Leased Premises by Tenant at its own expense, such as movable partitions, counters, shelving, showcases, mirrors and the like, may, and, at the request of Landlord, shall be removed on the expiration or earlier termination of this Lease, provided that Tenant is not then in default, that Tenant bears the cost of such removal, and further that Tenant repairs at its own expense any and all damage to the Leased Premises resulting from such removal. If Tenant fails to remove any and all such trade fixtures from the Leased Premises on the expiration or earlier termination of this Lease, all such trade fixtures shall become the property of Landlord unless Landlord elects to require their removal, in which case Tenant shall, at its expense, promptly remove the same and restore the Leased Premises to their prior condition.

ARTICLE 8 - FIRE OR OTHER CASUALTY; CASUALTY INSURANCE

SECTION 8.01. SUBSTANTIAL DESTRUCTION OF THE BUILDING OR THE LEASED PREMISES. If either the Building or the Leased Premises should be substantially destroyed or damaged (which as used herein, means destruction or material damage to at least 50% of the Building or the Leased Premises) by fire or other casualty insured under the fire and extended coverage insurance provided by Landlord in accordance with Section 8.03 hereof, then Landlord or Tenant may, at its option, terminate this Lease by giving written notice of such termination to the other party within thirty (30) days after the date of such casualty. In such event, rent shall be apportioned to and shall cease as of the date of such casualty. If neither party exercises this option, then the Leased Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as they were prior to the casualty; provided however, that Landlord's obligation hereunder shall be limited to the reconstruction of such of the Tenant Finish Improvements as were originally required to be made by Landlord in accordance with EXHIBIT B to the extent of the availability of insurance proceeds therefor; and further provided that if Tenant has made any additional improvements pursuant to Section 7.03, Tenant shall reimburse Landlord for the reasonable cost of reconstructing the same. In the event of such reconstruction, rent shall be abated from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the Lease Term.

SECTION 8.02. PARTIAL DESTRUCTION OF THE LEASED PREMISES. If the Leased Premises should be damaged by fire or other casualty insured under the fire and extended coverage insurance provided by Landlord in accordance with Section
8.03 hereof, but not substantially destroyed or damaged to the extent provided in Section 8.01, then such damaged part of the Leased Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as it was prior to the casualty; provided however, that Landlord's obligation hereunder shall be limited to the reconstruction of such of the Tenant Finish Improvements as were originally required to be made by Landlord in accordance with EXHIBIT B to the extent of the availability of insurance proceeds therefor; and further provided that if Tenant has made any additional improvements pursuant to Section 7.03, Tenant shall reimburse Landlord for the cost of reconstructing the same. In such event, rent shall be abated in the proportion which the approximate area of the damaged part bears to the total area in the Leased Premises from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the Lease Term. Landlord shall use reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to complete the same within one hundred twenty (120) days from the date of the casualty, Tenant may, at its option, terminate this Lease by giving Landlord written notice of such termination, whereupon both parties shall be released from all further obligations and liability hereunder.

SECTION 8.03. CASUALTY INSURANCE. Landlord shall at all times during the Lease Term carry, at its own expense, a policy of insurance which insures the Building, including the Leased Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant or which Tenant may have in the Building or the Leased Premises or any trade fixtures installed by or paid for by Tenant on the Leased Premises or any additional improvements which Tenant may construct on the Leased Premises, and Landlord shall not be liable for any loss or damage to such property, regardless of cause, except for the gross negligence or willful misconduct of Landlord and its employees. Landlord represents that Landlord has secured such casualty insurance. If the Tenant Finish Improvements installed by Landlord or Tenant pursuant to EXHIBIT B which are in excess of the Building standard tenant finish improvements or any alterations or improvements made by Tenant pursuant to Section 7.03 result in an increase in the premiums charged during the Lease Term on the casualty insurance carried by Landlord on the Building, then the cost of such increase in insurance premiums shall be borne by Tenant, who shall reimburse Landlord for the same as additional rent after being separately billed therefor.

To the extent that Landlord actually recovers payment or disbursement from another party for the incremental cost of casualty insurance regarding a tenant's finish improvements or alterations as provided in this Section 8.03, Landlord shall not include the amount recovered in the Operating Expenses.

SECTION 8.04. WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other and each other's employees, agents, customers and invitees from any and all liability for any loss of or damage or injury to person or property occurring in, on or about or to the Leased Premises, the Building or personal property within the Building by reason of fire or other casualty or any other risk which is or which is required to be insured against under this Lease, regardless of cause, including the negligence of Landlord or Tenant and their respective employees, agents, customers and invitees, and agree that all insurance carried by either of them shall contain a clause whereby the insurer waives its right of subrogation against the other party. Because the provisions of this Section 8.04 are intended to preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurer or any other person, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the provisions of this Section 8.04 and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section 8.04. In the event that such endorsement is not generally available in the commercial real estate industry then such waiver requirement shall be ineffective.

ARTICLE 9 - GENERAL PUBLIC LIABILITY, INDEMNIFICATION AND INSURANCE

SECTION 9.01. TENANT'S RESPONSIBILITY. Tenant shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Landlord and hold it harmless from any and all liability for any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in the Leased Premises, regardless of cause, except for any loss or damage from fire or other casualty as provided in Section 8.03 and except for that caused directly by the sole negligence of Landlord and its employees, agents, customers and invitees; and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith. Notwithstanding anything herein to the contrary, Tenant shall bear the risk of any loss or damage to its personal property as provided in Section 8.03, unless such loss or damage is due to Landlord's or Landlord's employees gross negligence or willful misconduct.

SECTION 9.02. TENANT'S INSURANCE. Tenant, in order to enable it to meet its obligation to insure against the liabilities specified in this Lease, shall at all times during the Lease Term carry, at its own expense, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.       Worker's Compensation -            - minimum statutory amount.

B.       Comprehensive General              - Not less than $2,000,000
         Liability Insurance,                 Combined Single Limit
         including Blanket, Con-              for both bodily injury
         tractual Liability,                  and property damage.
         Broad Form Property
         Damage, Personal Injury,
         Completed Operations,
         Products Liability,
         Fire Damage.

C. Fire and Extended Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, for the full cost of replacement of Tenant's property.

Such insurance policy or policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds and shall provide that they may not be cancelled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing such coverage. Should Tenant fail to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord shall have the right to obtain such insurance and collect the cost thereof from Tenant as additional rent.

SECTION 9.03. LANDLORD'S RESPONSIBILITY. Landlord shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Tenant and hold it harmless from, any and all liability for any loss of or damage or injury to person (including death resulting therefrom) or property (other than Tenant's property as provided in Section 8.03) occurring in, on or about the Common Areas, regardless of cause, except for that caused by the sole negligence of Tenant and its employees, agents, customers and invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith.

ARTICLE 10 - EMINENT DOMAIN

If the whole or any part of the Leased Premises shall be taken for public or quasi-public use by a governmental or other authority having the power of eminent domain or shall be conveyed to such authority in lieu of such taking, and if such taking or conveyance shall cause the remaining part of the Leased Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then either Landlord or Tenant may, at their respective option, terminate this Lease as of the date Tenant is required to surrender possession of the Leased Premises by giving written notice of such termination to the other party. If a part of the Leased Premises shall be taken or conveyed but the remaining part is tenantable and adequate for Tenant's use in Tenant's reasonable determination, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed tenantable to the extent the condemnation award proceeds received by Landlord are sufficient therefor; and the rent shall be reduced in proportion to the part of the Leased Premises so taken or conveyed. All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award. However, Tenant shall have the right to recover from such authority, but not from Landlord, such compensation as may be awarded to Tenant including without limitation, all moving and relocation expenses, all claims for leasehold damages, diminution in value of Tenant's leasehold interest and depreciation to and removal of Tenant's property or any alterations or improvements made in accordance with Section 7.03.

ARTICLE 11 - LIENS

If, because of any act or omission of Tenant or any person claiming by, through, or under Tenant, any mechanic's lien or other lien shall be filed against the Leased Premises or the Building or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged of record within forty-five (45) days after the date of filing thereof, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof. Landlord may, but shall not be obligated to, pay the claim upon which such lien is based so as to have such lien released of record; and, if Landlord does so, then Tenant shall pay to Landlord, as additional rent, upon demand, the amount of such claim, plus all other reasonable costs and expenses incurred in connection therewith, plus interest thereon at the rate of fifteen percent (15%) per annum until paid.

ARTICLE 12 - RENTAL, PERSONAL PROPERTY AND OTHER TAXES

Tenant shall pay before delinquency any and all taxes, assessments, fees or charges, including any sales, gross income, rental, business occupation or other taxes, levied or imposed upon Tenant's business operations in the Leased Premises and any personal property or similar taxes levied or imposed upon Tenant's trade fixtures, leasehold improvements or personal property located within the Leased Premises. In the event any such taxes, assessments, fees or charges are charged to the account of, or are levied or imposed upon the property of Landlord, Tenant shall within ten (10) days reimburse Landlord for the same as additional rent. Notwithstanding the foregoing, Tenant shall have the right to contest in good faith any such item and to defer payment until after Tenant's liability therefor is finally determined.

If any tenant finish improvements, trade fixtures, alterations or improvements or business machines and equipment located in, on or about the Leased Premises, regardless of whether they are installed or paid for by Landlord or Tenant and whether or not they are affixed to and become a part of the realty and the property of Landlord, are assessed for real property tax purposes at a valuation higher than that at which other such property in other leased space in the Building is assessed, then Tenant shall reimburse Landlord as additional rent for the amount of real property taxes shown on the appropriate county official's records as having been levied upon the Building or other property of Landlord by reason of such excess assessed valuation. To the extent that Landlord actually recovers payment or reimbursement from another party for the incremental cost of additional real property taxes regarding a tenant's finish improvements, trade fixtures, alterations or improvements or business machines and equipment as provided in this Article 12, Landlord shall not include the amount recovered in the Operating Expenses.

ARTICLE 13 - ASSIGNMENT AND SUBLETTING

Tenant may not assign this Lease or sublet the Leased Premises or any part thereof, without the prior written consent of Landlord; and any attempted assignment or subletting without such consent shall be invalid which shall not be unreasonably withheld. In the event of a permitted assignment or subletting, Tenant shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance and observance of all of Tenant's other obligations under the terms, conditions and covenants of this Lease. No assignment or subletting of the Leased Premises or any part thereof shall be binding upon Landlord unless such assignee or subtenant shall deliver to Landlord an instrument (in recordable form, if requested) containing an agreement of assumption of all of Tenant's obligations under this Lease. Upon the occurrence of an event of default, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or by law, may, at its option, collect directly from the assignee or subtenant all rent becoming due to Landlord by reason of the assignment or subletting. Any collection by Landlord from the assignee or subtenant shall not be construed to constitute a waiver or release of Tenant from the further performance of its obligations under this Lease or the making of a new lease with such assignee or subtenant.

Landlord may refuse to give its consent to any proposed assignment or subletting for any reason, including, but not limited to Landlord's determination that its interest in the Lease or the Leased Premises would be adversely affected by (i) the financial condition, creditworthiness or business reputation of the proposed assignee or subtenant, (ii) the prevailing market or quoted rental rates for space in the Building or other comparable buildings or
(iii) the proposed use of the Leased Premises by, or business of, the proposed assignee or subtenant. If Landlord refuses to give its consent to any proposed assignment or subletting, Landlord may, at its option, within thirty (30) days after receiving notice of the proposal, terminate this Lease by giving Tenant thirty (30) days prior written notice of such termination, whereupon each party shall be released from all further obligations and liability hereunder.

Notwithstanding the above, Tenant may assign this Lease to a parent of Tenant without Landlord's prior consent, provided (i) such parent or affiliate of Tenant has a net worth at least equal to Tenant's at the Commencement Date of this Lease; (ii) that Tenant remains fully liable under this Lease; and (iii) that Tenant provides Landlord with thirty (30) days written notice of such assignment.

ARTICLE 14 - TRANSFERS BY LANDLORD

SECTION 14.01. SALE AND CONVEYANCE OF THE BUILDING. Landlord shall have the right to sell and convey the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale and conveyance shall operate to release Landlord from liability hereunder after the date of such conveyance as provided in Section 15.04, provided that any transferee or successor accepts the Building subject to this Lease and agrees to accept and perform all of Landlord's obligations hereunder.

SECTION 14.02. SUBORDINATION. Tenant's rights under this Lease are and shall always be subordinate to the operation and effect of any mortgage, deed of trust, ground lease or master lease now or hereafter placed upon or governing the Building or any part or parts thereof by Landlord. This clause shall be self-operative, and no further instrument of subordination shall be required. In confirmation thereof, Tenant shall execute such further assurance as may be required. Any mortgagee, ground lessor or trustee under any such mortgage, deed of trust, ground lease or master lease may elect that this Lease shall have priority over its mortgage, deed of trust, ground lease or master lease; and upon notification to Tenant of such election by such mortgagee, ground lessor or trustee, this Lease shall be deemed to have priority over said mortgage, deed of trust, ground lease or master lease whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust, ground lease or master lease. Notwithstanding the foregoing, no default by Landlord under any such mortgage, deed of trust, ground lease or master lease shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant hereby attorns to any successor to Landlord's interest in this Lease and shall recognize such successor as Landlord hereunder, provided that any transferee or successor accepts the Building subject to this Lease and agrees to accept and perform all of Landlord's obligations hereunder. Tenant agrees to execute, within fifteen (15) days after Landlord's request, all instruments as may be reasonably required by such successor to confirm such attornment.

ARTICLE 15 - DEFAULTS AND REMEDIES

SECTION 15.01. DEFAULTS BY TENANT. The occurrence of any one or more of the following events shall be an "Event of Default" under and breach of this Lease by Tenant:

A. Tenant shall fail to pay within ten (10) days after written notice from Landlord any Monthly Rental Installment of Minimum Annual Rent or the Annual Rental Adjustment, or any other amounts due Landlord from Tenant as additional rent or otherwise including any amounts owed by Tenant hereunder (hereinafter referred to together as "Rent").

B. Tenant shall fail to perform or observe any material term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such thirty (30)-day period, such default shall be deemed to have been cured if Tenant commences such performance within said thirty
(30)-day period and thereafter diligently undertakes to complete the same and does so complete the required action within a reasonable time.

C. A trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets in, on or about the Leased Premises or of Tenant's interest in this Lease (and Tenant does not regain possession within ninety
(90) days after such appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within ninety (90) days thereafter).

D. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant pursuant to any federal or state statute (and, with respect to any such petition filed against it, Tenant fails to secure a stay or discharge thereof within ninety (90) days after the filing of the same).

SECTION 15.02. LANDLORD'S RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT. If an Event of Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which rights and remedies shall survive the termination of this Lease, and shall be distinct, separate and cumulative with and in addition to any other right or remedy allowed under any applicable law or other provisions of this Lease:

A. TERMINATION OF LEASE. Upon the occurrence of an Event of Default, Landlord may terminate this Lease by giving written notice of such termination to Tenant, which termination shall be effective as of the date of such notice or any later date therefor specified by Landlord in such notice (and on the effective date of such termination, all obligations and liabilities of Landlord hereunder shall terminate) and, without further notice and without liability, Landlord shall have the right to repossess the Leased Premises, expel or remove Tenant and any other person or entity who may be occupying the Leased Premises, remove any and all of their property from the Leased Premises, and change the locks. Landlord shall be entitled to recover all loss and damage Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise, including without limitation, the following (without duplication by any element of damages):

                  (1) accrued Rent to the effective date of termination together with late charges and interest as provided herein; plus

                  (2) the unamortized cost of Tenant's improvements, brokers' fees and commissions, attorneys' fees, allowances for moving or tenant finish expenses and any other costs incurred by Landlord in connection with making or executing this Lease (such amortized costs being the total of all such costs, times a fraction, the denominator of which shall be the total number of months of the stated original Lease Term, and the numerator of which shall be the number of months from the Commencement Date to the effective date of termination); plus

                  (3) the cost of recovering the Leased Premises, including without limitation, attorneys' fees; plus

                  (4) all costs of enforcing this Lease, including, without limitation, the provisions of this subparagraph A against Tenant and any Guarantor; plus

                  (5) all reasonable costs and expenses incurred by Landlord for any repairs, maintenance, changes, alterations and improvements to the Leased Premises (whether to prevent damage or to prepare the Leased Premises for reletting), brokerage commissions, advertising costs, attorneys' fees, any economic incentives given to replacement tenants, and costs of collecting rent from replacement tenants (collectively, "Reletting Costs"); plus

                  (6) the present value of the Rent (discounted at a rate of interest equal to twelve percent (12%) per annum (the "Discount Rate"), that would have accrued under this Lease for the balance of the Lease Term but for such termination, reduced by the reasonable fair market rental value of the Leased Premises for such balance of the Lease Term (determined from the present value of the actual minimum or base rents, discounted at the Discount Rate, received and to be received from Landlord's reletting of the Leased Premises or, if the Leased Premises have not been relet, the minimum or base rents, discounted at the Discount Rate, that would be received from a comparable lease and comparable tenant for a comparable term and taking into account, among other things, the condition of the Leased Premises, market conditions and the period of time the Leased Premises may reasonably remain vacant before Landlord is able to release the same to a suitable replacement tenant, it being agreed, however, that Landlord's obligation to relet or attempt to relet the Leased Premises is subject to the provisions of subparagraph J below). For purposes of computing the amount of Rent that would have accrued after the effective date of termination, obligations for real estate taxes, insurance costs and Operating Expenses shall be projected, based upon the rate of increase, if any, in such items from the Commencement Date through the termination date; plus

                  (7) any other reasonable costs or amounts necessary to compensate Landlord for all damages caused by Tenant's failure to perform its obligations hereunder.

B. REPOSSESSION AND RE-ENTRY. Upon the occurrence of an Event of Default, Landlord may immediately terminate Tenant's right of possession of the Leased Premises (whereupon all obligations and liability of Landlord hereunder shall terminate), but not terminate this Lease, and, without notice, demand or liability, enter upon the Leased Premises or any part thereof, take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Leased Premises, remove any and all of their property from the Leased Premises, and change the locks. If Landlord terminates Tenant's possession of the Leased Premises under this subparagraph B, Landlord may, at it sole option, relet the Leased Premises, rent received by Landlord from such reletting shall be applied first to Reletting Costs, second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord (in such order as Landlord shall determine), third to the extent permitted by applicable law, to the payment of Rent due and unpaid hereunder (in such order as Landlord shall determine), and the residue, if any, shall be held by Landlord and applied to the payment of other obligations of Tenant to Landlord as the same become due; and Tenant shall satisfy and pay to Landlord any deficiency upon demand therefor from time to time. No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant pursuant to subparagraph A above. If Landlord relets the Leased Premises, either before or after the termination of this Lease, all such rentals received from such lease shall be and remain the exclusive property of Landlord, and Tenant shall not, at any time, be entitled to recover any such rental. Landlord may at any time, whether before or after a reletting, elect to terminate this Lease pursuant to subparagraph A above.

C. CONTINUING OBLIGATIONS. No repossession of or re-entering upon the Leased Premises or any part thereof pursuant to subparagraph B above or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. In the event of any such repossession of or re-entering upon the Leased Premises or any part thereof by reason of the occurrence of an Event of Default, Tenant will continue to pay to Landlord all Rent required to be paid by Tenant under this Lease.

D. NEW LOCKS; DISPOSITION OF PROPERTY. If Landlord terminates the Lease pursuant to subparagraph A above or terminates Tenant's possession under subparagraph B above, (1) Landlord shall have no obligation whatsoever to tender to Tenant a key for new locks installed at the Leased Premises, and (2) any and all property which Landlord has the right to remove from the Leased Premises pursuant to subparagraph A or subparagraph B above, shall at Tenant's sole cost and expense, be (a) stored, and/or (b) sold at a commercially reasonable private or public sale for such price as Landlord may obtain, with the proceeds of any such sale being applied to amounts due from Tenant to Landlord under this Lease (including Landlord's reasonable attorneys' fees and other reasonable costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

E. CUMULATIVE REMEDIES. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to the other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease.

F. LATE CHARGES AND INTEREST. Any Rent not paid when due shall bear interest as provided in Section 3.03 hereof.

G. LANDLORD'S CURE OF TENANT DEFAULTS. If Tenant fails to perform or commence to perform any obligation under this Lease for thirty (30) days after notice thereof by Landlord (except that no notice shall be required in emergencies or for monetary defaults), Landlord shall have the right (but not the duty), to perform such obligation on behalf and for the account of Tenant. In such event, Tenant shall reimburse Landlord upon demand, as Additional Rent, for all reasonable expenses incurred by Landlord in performing such obligation together with an amount equal to fifteen percent (15%) thereof for Landlord's overhead. Landlord's performance of Tenant's obligations hereunder shall not be deemed a waiver or release of Tenant therefrom, or a waiver of any remedies to which Landlord is entitled to as a result of Tenant's failure to perform.

H. BAD RENT CHECKS. If during the Term, Landlord receives two (2) or more checks from Tenant which are returned by Tenant's bank for insufficient funds, Landlord may require that all checks thereafter be bank certified or cashier's checks (without limiting Landlord's other remedies). All bank service charges resulting from any bad checks shall be paid by Tenant.

I. OTHER MATTERS. No re-entry or repossession, repairs, changes, alterations, additions, reletting, acceptance of keys from Tenant, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Leased Premises, nor shall the same operate to release the Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Landlord may bring suits for amounts owed by Tenant hereunder or any portions thereof, as the same accrue or after the same have accrued, and no suit or recovery of any portion due hereunder shall be deemed a waiver of Landlord's right to collect all amounts to which Landlord is entitled hereunder, nor shall the same serve as any defense to any subsequent suit brought for any amount not theretofore reduced to judgment. Landlord shall be under no obligation to observe or perform any provision of this lease on its part to be observed or performed which accrues after the date of any Event of Default by Tenant. The times set forth herein for the curing of violations by Tenant are of the essence of this Lease. To the extent permitted by applicable law, Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease or Tenant's right to possession after this Lease or Tenant's right to possession is terminated on account of an Event of Default.

J. MITIGATION OF DAMAGES. If Landlord terminates this Lease or Tenant's right to possession, Landlord shall have no obligation to mitigate Landlord's damages except to the extent required by applicable law. If Landlord has not terminated this Lease or Tenant's right to possession, Landlord shall have no obligation to mitigate under any circumstances except to the extent required by applicable law and may permit the Leased Premises to remain vacant or abandoned. If Landlord is required by applicable law to mitigate damages under this Lease: (1) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space in the Building, (2) Landlord will not be deemed to have failed to mitigate if Landlord leases any other portions of the Building before reletting all or any portion of the Leased Premises, and (3) Landlord will not be deemed to have failed to mitigate if Landlord must incur Reletting Costs. In recognition that the value of the Building depends on the rental rates and terms of leases therein, Landlord's rejection of a prospective replacement tenant based on an offer of rentals below Landlord's published rates for new leases of comparable space at the Building at the time in question, or at Landlord's option, below the rates provided in this Lease, or containing terms less favorable than those contained herein, shall not give rise to a claim by Tenant that Landlord failed to mitigate Landlord's damages.

SECTION 15.03. DEFAULT BY LANDLORD AND REMEDIES OF TENANT. It shall be a default under and breach of this Lease by Landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold or abate any rent due hereunder.

SECTION 15.04. LIMITATION OF LANDLORD'S LIABILITY. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease as provided in Section 15.03 and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment and that Landlord shall not be liable for any deficiency.

The references to "Landlord" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in the Building. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations accruing after the date of transfer.

SECTION 15.05. NON-WAIVER OF DEFAULTS. The failure or delay by either party hereto to exercise or enforce at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default and breach of the Lease shall be deemed to be a waiver of any other default and breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

SECTION 15.06. ATTORNEYS' FEES. In the event Tenant defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and Landlord employs attorneys to enforce all or any part of this Lease, collect any rent due or to become due or recover possession of the Leased Premises, Tenant agrees to reimburse Landlord for the reasonable attorneys' fees incurred thereby, whether or not suit is actually filed.

ARTICLE 16 - LANDLORD'S RIGHT TO RELOCATE TENANT

At any time after the expiration of the third (3rd) year of the term of this Lease, Landlord shall have the right, at its option, upon at least sixty (60) days' prior written notice to Tenant, to relocate Tenant and to substitute for the Leased Premises described herein other space in the Building or Bank One Towers located at 8044 Montgomery Road, Cincinnati, Ohio 45236 containing at least as much contiguous and nondivided rentable area as the Leased Premises at no additional cost. Such substituted space shall be improved by Landlord, at its expense, with improvements at least equal in quantity and quality to those in the Leased Premises. Landlord shall reimburse Tenant for all reasonable expenses incurred by such relocation, including telephone installation, moving of equipment and furniture, printing of stationary and business cards with Tenant's new address and reasonable and necessary costs of compliance with requirements of relevant securities laws and stock exchange or market requirements as a result of such relocation. Such costs shall be reimbursed by Landlord to Tenant within thirty (30) days of receipt from Tenant of original invoices or receipts marked "paid in full." In no event shall Landlord be liable for any consequential damages to Tenant as a result of any such relocation, including but not limited to loss of business income or opportunity. Upon completion of the relocation, Landlord and Tenant shall amend this Lease to change the description of the Leased Premises and any other matters pertinent thereto.

ARTICLE 17 - NOTICE AND PLACE OF PAYMENT

SECTION 17.01. NOTICES. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or mailed by Registered or Certified mail, postage prepaid, or by delivery by a nationally recognized overnight courier service to the party who is to receive such notice at the address specified in Item L of the Basic Lease Provisions. When so mailed, the notice shall be deemed to have been given as of the date it was mailed. The address specified in Item L of the Basic Lease Provisions may be changed by giving written notice thereof to the other party.

SECTION 17.02. PLACE OF PAYMENT. All rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord's management agent at the address specified in Item L of the Basic Lease Provisions or any other address Landlord may specify from time to time by written notice given to Tenant.

ARTICLE 18 - MISCELLANEOUS GENERAL PROVISIONS

SECTION 18.01. CONDITION OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Leased Premises or the Building or with respect to the suitability or condition of any part of the Building for the conduct of Tenant's business except as provided in this Lease.

SECTION 18.02. INSOLVENCY OR BANKRUPTCY. In no event shall this Lease, to the extent permitted by applicable law, be assigned or assignable by operation of law, and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

SECTION 18.03. COMMON AREAS. The term "Common Areas," as used in this Lease, refers to the areas of the Building which are designed for use in common by all tenants of the Building and their respective employees, agents, customers, invitees and others, and includes, by way of illustration and not limitation, entrances and exits, hallways and stairwells, elevators, restrooms, sidewalks, driveways, parking areas, loading and delivery areas, landscaped areas and other areas as may be designated by Landlord as part of the Common Areas of the Building. Tenant shall have the non-exclusive right, in common with others, to the use of the Common Areas, subject to such reasonable nondiscriminatory rules and regulations as may be adopted by Landlord including those set forth in Section 5.02 and EXHIBIT C of this Lease.

SECTION 18.04. CHOICE OF LAW. This Lease shall be governed by and construed pursuant to the laws of the State of Ohio.

SECTION 18.05. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

SECTION 18.06. NAME. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises, and in no event shall Tenant acquire any rights in or to such names.

SECTION 18.06. EXAMINATION OF LEASE. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

SECTION 18.07. TIME. Time is of the essence of this Lease and each and all of its provisions.

SECTION 18.08. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

SECTION 18.09. PRIOR AGREEMENTS. This Lease, the Exhibits attached hereto and the letter of understanding executed pursuant to Section 2.03 hereof contain all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

SECTION 18.10. PAYMENT OF AND INDEMNIFICATION FOR LEASING COMMISSIONS. The parties hereby acknowledge, represent and warrant that the only real estate broker or brokers involved in the negotiation and execution of this Lease is that, or are those named in Item I of the Basic Lease Provisions; that Landlord is obligated to pay to it or them or for their benefit a leasing commission under its Leasing Agreement with Duke Realty Limited Partnership; and that no other broker or person is entitled to any leasing commission or compensation as a result of the negotiation or execution of this Lease. Each party shall indemnify the other party and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto. Landlord will not pay a broker commission to any broker representing Tenant for any extension of the Lease Term and/or expansion of the Leased Premises.

SECTION 18.11. SEVERABILITY OF INVALID PROVISIONS. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

SECTION 18.12. DEFINITION OF THE RELATIONSHIP BETWEEN THE PARTIES. Landlord shall not, by virtue of the execution of this Lease or the leasing of the Leased Premises to Tenant, become or be deemed a partner of or joint venturer with Tenant in the conduct of Tenant's business on the Premises or otherwise.

SECTION 18.13. ESTOPPEL CERTIFICATE. Tenant shall, within fifteen (15) days following receipt of a written request from Landlord, execute, acknowledge and deliver to Landlord or to any lender, purchaser or prospective lender or purchaser designated by Landlord a written statement, in the form as Landlord may reasonably request, certifying (i) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults (or specifying such defaults if any are claimed), and (iv) any other matters or state of facts reasonably required respecting the Lease or Tenant's occupancy of the Leased Premises. Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the Building. Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Landlord's performance hereunder.

SECTION 18.14.  DECLARATION. INTENTIONALLY OMITTED.

SECTION 18.15. AGENCY DISCLOSURE. Tenant acknowledges having reviewed the Agency Disclosure Statement and Tenant acknowledges that said Statement is signed and attached hereto and made a part hereof as EXHIBIT "D". The broker as provided in Item I of the Basic Lease Provisions, its agent and employees, have represented only the Landlord, and have not in any way represented the Tenant, in the marketing, negotiation, and completion of this lease transaction.

ARTICLE 19. TENANT'S RESPONSIBILITY REGARDING ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.

SECTION 19.01.  DEFINITIONS.

         a. "Environmental Laws" - All federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, including, without limitation, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Federal Resource Conservation and Recovery Act; the Federal Toxic Substance Control Act; the Clean Air Act; the Clean Water Act; the rules and regulations of the Federal Environmental Protection Agency, or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

         b. "Hazardous Substances" - Includes:

                  (i) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" in any of the Environmental Laws; and

                  (ii) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous, toxic or infectious under present or future Environmental Laws or other federal, state, or local laws or regulations.

SECTION 19.02. COMPLIANCE. Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws which shall impose any duty upon Tenant with respect to the use, occupancy, maintenance or alteration of the Leased Premises. Tenant shall promptly comply with any notice from any source issued pursuant to the Environmental Laws or with any notice from any insurance company pertaining to Tenant's use, occupancy, maintenance or alteration of the Leased Premises, whether such notice shall be served upon Landlord or Tenant.

SECTION 19.03. RESTRICTIONS ON TENANT. Tenant shall not cause or permit to occur:

         a. Any violation of the Environmental Laws related to environmental conditions on, under, or about the Leased Premises, or arising from Tenant's use or occupancy of the Leased Premises, including, but not limited to, soil and ground water conditions.

         b. The use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under, or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for general office use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

SECTION 19.04.  NOTICES, AFFIDAVITS, ETC.

         a. Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to (i) and (ii) above from any source.

         b. Tenant shall execute affidavits, representations and the like from time to time, within fifteen (15) days of Landlord's request therefor, concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

SECTION 19.05.  LANDLORD'S RIGHTS.

         a. Landlord and its agent shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon at any time to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

         b. If Landlord, any lender or governmental agency shall ever require testing to ascertain whether there has been a release of Hazardous Substances on, under or about the Leased Premises or a violation of the Environmental Laws, and such requirement arose in whole or in part because of an act or omission on the part of Tenant, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as Additional Rent.

SECTION 19.06. TENANT'S INDEMNIFICATION. Tenant shall indemnify and hold harmless Landlord and Landlord's managing agent from any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees and costs of remediation, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 19. The covenants and obligations of Tenant under this Article 19 shall survive the expiration or earlier termination of this Lease.

ARTICLE 20 - ADDITIONAL PROVISIONS

SECTION 20.01. FINANCIAL STATEMENTS. Upon prior written request, during the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, a copy of Tenant's most recent certified and audited financial statements prepared as of the end of Tenant's fiscal year. Such financial statements shall be prepared in conformity with generally accepted accounting principles.

SECTION 20.02. REPRESENTATIONS AND INDEMNIFICATIONS. Any representations and indemnifications of Landlord contained in the Lease shall not be binding upon
(i) any mortgagee having a mortgage presently existing or hereafter placed on the Building, or (ii) a successor to Landlord which has obtained or is in the process of obtaining fee title interest to the Building as a result of a foreclosure of any mortgage or a deed in lieu thereof so long as such successor agrees not to disturb this Lease and Landlord's obligations hereunder shall continue in full force and effect.

SECTION 20.03. TENANT'S REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Lease has been taken by Tenant; and (iii) the individual executing and delivering this Lease on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

SECTION 20.04. LANDLORD'S REPRESENTATIONS. Landlord represents that it is the fee simple owner of the real estate and Building containing the Leased Premises. Landlord represents that it has the full right and power to enter into this Lease and that to the best of Landlord's knowledge, as of the Commencement Date, Landlord has not received any written notice that the Building or the Leased Premises are not in compliance with all applicable laws.

SECTION 20.05. GUARANTY OF LEASE. In consideration of Landlord's leasing the Leased Premises to Tenant, Tenant shall provide Landlord with an Unconditional Guaranty of Lease in the form attached hereto as Exhibit E which shall be executed contemporaneously with this Lease by LanVision Systems, Inc.

SECTION 20.06. ADDITIONAL PROVISIONS. Additional provisions, if any, are attached hereto as an Addendum, the provisions of which are incorporated herein by reference. In the event of any inconsistencies between the provisions of this Lease and of the Addendum, the provisions of the Addendum shall control.

IN WITNESS WHEREOF, the parties hereto have fully executed this Lease as of the day and year first above written.

                                   LANDLORD:

WITNESSES:                         DUKE REALTY LIMITED PARTNERSHIP,
                                   an Indiana limited partnership


/s/ NICOLE C. STEVENS
- - -------------------------
Nicole C. Stevens                   By: Duke Realty Investments, Inc.,
(printed)                               its general partner


/s/ ALICE BATTAGLIA                 By: /s/ JEFFREY G. TULLOCH
- - -------------------------               --------------------------------
Alice Battaglia                         Jeffrey G. Tulloch
(printed)                               Vice President

                                    TENANT:

WITNESSES:                          LANVISION, INC.,
                                    an Ohio corporation

/s/ THOMAS E. PERAZZO               By:  /s/ ERIC LOMBARDO
- - -------------------------               --------------------------------
Thomas E. Perazzo                   Printed: Eric Lombardo
(printed)

/s/ RICHARD W. SAMMONS              Title: Executive Vice President
- - -------------------------                  -----------------------------
Richard W. Sammons
(printed)

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Lease" on behalf of said partnership.

         WITNESS my hand and Notarial Seal this 23rd day of May, 1996.

                             /s/ NICOLE C. STEVENS
                             ----------------------------
                                 Notary Public

       (NOTARIAL SEAL)

                               Nicole C. Stevens
                             ----------------------------
                              (Printed Signature)

My Commission Expires:  October 31, 2000
                        ----------------

My County of Residence: Hamilton
                        --------

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared ERIC LOMBARDO, by me known and by me known to be the EXECUTIVE VICE PRESIDENT of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Lease" on behalf of said corporation.

          WITNESS my hand and Notarial Seal this 7th day of May, 1996.

                                /s/ JOAN WOLPIN
                                ----------------------------
                                Notary Public

                                  Joan Wolpin
                                ----------------------------
                                (Printed Signature)

My Commission Expires:  June 7, 2000
                        ------------

My County of Residence: Hamilton             (NOTARIAL SEAL)
                        --------

                                    ADDENDUM

         THIS ADDENDUM is made this 7th day of May, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and LANVISION, INC., an Ohio corporation ("Tenant") and is incorporated into the above and foregoing Lease Agreement by and between Landlord and Tenant of even date herewith as if stated verbatim therein.

1. The Lease is amended by adding the following additional terms:

SECTION 20.06. EARLY OCCUPANCY. Landlord will allow Tenant to enter the Leased Premises as early as August 10, 1996 to allow Tenant to prepare the Leased Premises for fixturing. All terms and conditions of this Lease will become effective upon Tenant taking possession of the Leased Premises, except for the payment of Minimum Rent and Additional Rent, which will commence on the Commencement Date.

SECTION 20.07. RIGHT OF SECOND REFUSAL. Provided that (i) Tenant is not then in default and, (ii) Tenant originally named herein or its successor remains in possession of the entire Leased Premises throughout the Lease Term and subject to the rights of Ohio National Life Insurance Company, Tenant shall have the right of second refusal ("Refusal Option") to lease additional space on the floor containing the Leased Premises ("Refusal Space") as such space becomes available for leasing during the Lease Term. The Refusal Space shall be offered to Tenant at the rental rate and upon such other terms and conditions, excluding free rent and other concessions, as are then being offered by Landlord to a specific third party prospective tenant for such space. In the event that the Refusal Space is not leased to the initial third party prospective tenant, then this Refusal Option shall remain in effect in the event of an offer to any other specific third party prospective tenant and the Refusal Space shall again be offered to Tenant in accordance herewith. Upon notification in writing by Landlord that the Refusal Space is available, Tenant shall have five (5) business days in which to notify Landlord in writing of its election to lease the Refusal Space at such rental rates described above, in which event this Lease shall be amended to incorporate such Refusal Space. It is understood and agreed that this Refusal Option shall not be construed to prevent any tenant in the Building from extending or renewing its lease.

SECTION 20.08. OPTION TO EXTEND.

     A. GRANT AND EXERCISE OF OPTION. Provided that (i) Tenant is not then in default during the Term of this Lease (the "Original Term"), (ii) the tangible net worth of Tenant is at least Fifteen Million Dollars ($15,000,000.00) and
(iii) Tenant originally named herein or its successors remains in possession of and is continuously operating the entire Leased Premises, Tenant shall have one
(1) option to extend the Original Term for one (1) additional period of five (5) years (the "Extension Term"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the Original Term except (i) Tenant shall not have any further option to extend and (ii) the Minimum Annual Rent shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord no later than four (4) months prior to the expiration of the Original Term, written notice of Tenant's desire to extend the Original Term. Tenant's failure to properly exercise such option shall waive it. If Tenant properly exercises its option to extend, Landlord shall notify Tenant of the Rent Adjustment no later than ninety (90) days prior to the commencement of the Extension Term. Tenant shall be deemed to have accepted the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within ten (10) business days after receipt thereof. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term.

     B. MARKET RENT ADJUSTMENT. The Minimum Annual Rent for the Extension Term shall be an amount equal to ninety-five percent (95%) of the Minimum Annual Rent then being quoted by Landlord to renewal tenants or prospective new tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity; provided, however, that in no event shall the Minimum Annual Rent during the Extension Term be less than the highest Minimum Annual Rent payable during the Original Term. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

SECTION 20.09. STORAGE SPACE. Tenant shall lease 1,500 usable square feet of storage space underneath the Building at the rental rate of Seven Dollars ($7.00) per square foot gross, per year during the initial five (5) year Lease Term. Tenant shall pay for such storage space in the same manner as provided in
Section 3.01 of the Lease. The rent for such storage space includes all fees and operating expenses.

SECTION 20.10. PARKING. Provided Tenant is not in default beyond any applicable cure period, Landlord hereby agrees to provide to Tenant two (2) reserve parking spaces in the Building garage.

SECTION 20.11. AMERICAN WITH DISABILITIES ACT. The parties agree that the liabilities and obligations of Landlord and Tenant under that certain federal statute commonly known as the Americans With Disabilities Act (42 U.S.C. 12101 et seq.) as well as the regulations and accessibility guidelines promulgated thereunder as each of the foregoing is supplemented or amended from time to time (collectively, the "Act") shall be apportioned as follows:

                  (a) Tenant shall be responsible for all future alterations, additions or improvements to the Leased Premises, excluding structural, in order to bring the Leased Premises in compliance with the Act during the term of the Lease. In the event that at any time during the term of the Lease, Tenant is required by the Act to make any alterations or modifications within the Leased

Premises in order to accommodate any employee or customers of Tenant or any applicant for employment with Tenant, Landlord agrees that Tenant shall have the right, at Tenant's sole expense, to alter or modify the Leased Premises so as to comply with the Act, so long as such alteration or modification does not affect the structural integrity of the Building. Such alterations are subject to the terms and conditions of Section 7.03 of the Lease, and prior written approval by Landlord of the plans and specifications therefor which approval shall not be unreasonably withheld.

                  (b) Landlord shall be responsible for the compliance of all modifications to the Common Areas within and associated with the Building (specifically including any parking areas, driveways or other outdoor common areas associated with the Building) required in order to bring said Common Areas in compliance with the provisions of the Act. Any such modifications by Landlord shall be such as Landlord deems necessary to comply with applicable law. All costs incurred by Landlord hereunder except any penalties or fines which shall be paid by Landlord, shall be included in Operating Expenses in accordance with the terms of Section 3.02 of the Lease unless such modifications are due solely to the use of the Leased Premises by Tenant in such case Tenant shall reimburse Landlord for all such reasonable costs.

                  (c) All construction, alterations and modifications required or permitted hereunder shall be done in a good and workmanlike manner.

                  (d) Landlord and Tenant agree to indemnify and hold harmless each other from and against any and all fines, suits, demands, losses and actions (including attorneys' fees and costs and court costs) arising out of or related to the other party's failure to perform any of its obligations under this section.

         IN WITNESS WHEREOF, the parties hereto have executed the Addendum as of the day and year first above written.

                                   LANDLORD:

WITNESSES:                         DUKE REALTY LIMITED PARTNERSHIP,
                                   an Indiana limited partnership

/s/ NICOLE C. STEVENS
- - ----------------------------
Nicole C. Stevens                  By: Duke Realty Investments, Inc.,
(printed)                              its general partner

/s/ ALICE BATTAGLIA                By: /s/ JEFFREY G. TULLOCH
- - ----------------------------           -------------------------------
Alice Battaglia                        Jeffrey G. Tulloch
(printed)                              Vice President

                                        TENANT:

WITNESSES:                              LANVISION, INC.,
                                        an Ohio corporation

/s/ THOMAS E. PERAZZO                   By: /s/ ERIC LOMBARDO
- - -------------------------                   ---------------------
Thomas E. Perazzo                           Printed: Eric Lombardo
(printed)                                   Title: Executive Vice President

/s/ RICHARD W. SAMMONS
- - -------------------------
Richard W. Sammons
(printed)

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Addendum" on behalf of said partnership.

         WITNESS my hand and Notarial Seal this 23rd day of May, 1996.

                           /s/ NICOLE C. STEVENS
                           ------------------------
                                 Notary public

       (NOTARIAL SEAL )

                               Nicole C. Stevens
                           ------------------------
                              (Printed Signature)

My Commission Expires: October 31, 2000
                       ----------------

My County of Residence: Hamilton
                        --------

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared ERIC LOMBARDO, by me known and by me known to be the EXECUTIVE VICE PRESIDENT of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Addendum" on behalf of said corporation.

          WITNESS my hand and Notarial Seal this 7th day of May, 1996.

                                /s/ Joan Wolpin
                           ------------------------
                                 Notary Public

                                  Joan Wolpin
                           ------------------------
                              (Printed Signature)

My Commission Expires:  June 7, 2000
                        ------------
                                                    (NOTARIAL SEAL)
My County of Residence: Hamilton
                        --------

EXHIBIT A

PROPOSED SPACE PLAN FOR LANVISION

OHIO NATIONAL LIFE BUILDING

(OFFICE DIAGRAM)

EXHIBIT B

DETAILED LISTING OF BUILDING IMPROVEMENTS AND COST ESTIMATES

                                   EXHIBIT C

                             RULES AND REGULATIONS

         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress.

         2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises other than Landlord standard drapes without Landlord's prior written approval. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Landlord.

         3. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by any tenant on, about or from any part of the Leased Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to Tenant. Standard interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord, and shall be of a size, color and style acceptable to Landlord. The directory tablet will be provided exclusively for the display of the name and location of Tenants only, and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

         4. The sashes, sash doors, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant.

         5. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

         6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct.

         7. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Leased Premises, and no cooking shall be done or permitted by any Tenant on the Leased Premises, except microwave cooking and the preparation of coffee, tea, hot chocolate and similar items for Tenants and their employees. No Tenant shall cause or permit any unusual or objectionable odors to be produced or permeate the Leased Premises.

         8. The Leased Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Leased Premises. No Tenant shall occupy or permit any portion of the Leased Premises to be occupied as an office for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or an employment bureau without the express written consent of Landlord. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

         9. No Tenant shall make, or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors, windows or down the passageways.

    10. No Tenant, subtenant or assignee nor any of its servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Leased Premises any inflammable, combustible or explosive fluid, chemical or substance.

    11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof without Landlord's prior written consent. Each Tenant must upon the termination of his tenancy, restore to the Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such Tenant and in the event of the loss of keys so furnished, such Tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

    12. All removals or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord shall reasonably determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be done upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any Tenant for such work must be reasonably acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight.

    13. No Tenant shall purchase water, ice, towel, janitorial or maintenance or other like services, from any person or persons not reasonably approved by Landlord.

    14. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion tends to impair the reputation of the Building or its desirability as an office location, and upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

    15. Landlord reserves the right to require all persons entering the Building between the hours of 6 p.m. and 8 a.m. and at all hours on Sunday and legal holidays to register with Landlord's security personnel. Each Tenant shall be responsible for all persons entering the Building at Tenant's invitation, express or implied. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mod riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right without any abatement of rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the Tenants and the protection of the Building and the property in the Building.

    16. Any persons employed by any Tenant to do janitorial work shall, while in the Building and outside of the Leased Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons.

    17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

    18. The requirements of Tenant will be attended to only upon application to the Office of the Building.

    19. Canvassing, soliciting and peddling in the Building are prohibited, and each Tenant shall report and otherwise cooperate to prevent the same.

    20. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Leased Premises in settings which will, to the maximum extent possible, absorb or prevent any vibration, noise and annoyance.

    21. No air-conditioning unit or other similar apparatus shall be installed or used by any Tenant without the written consent of Landlord.

    22. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

    23. No vending machine or machines of any description shall be installed, maintained or operated upon the Leased Premises without the written consent of Landlord which shall not be unreasonably withheld.

    24. The scheduling of Tenant move-ins shall be subject to the reasonable discretion of Landlord.

    25. No smoking shall be allowed in the Building. Smoking shall be allowed only in areas designated by Landlord outside the Building.

EXHIBIT D

              NOTICE TO PROSPECTIVE REAL ESTATE PURCHASERS/TENANTS

In Ohio, real estate licensees are required to disclose which party the represent in a real estate transaction. Under Ohio law, a real estate licensee is considered to be an agent of the owner of real estate unless there is an agreement to the contrary and that agreement is disclosed to all parties.

Some of the duties of the licensee, as the agent of the owner, are to:

         o        Treat all parties to a transaction honestly

         o Offer the property without regard to race, color, religion, sex, ancestry, national origin or handicap

         o        Promote the best interest of the owner
         o        Obtain the best price for the owner

         o Fully disclose to the owner all facts which might affect or influence a decision

         o        Present all offers to the owner

As a buyer, if you choose to have a real estate broker represent you as your agent, you should enter into a written contract that clearly establishes the obligations of both you and your agent and specifies how your agent will be compensated.

Under Ohio law, the disclosure statement below must be submitted to the prospective purchaser/tenant in each transaction. This form has been approved by the Ohio Real Estate Commission for use by Ohio real estate licensees. Please sign below.

                          AGENCY DISCLOSURE STATEMENT


The listing broker and all agents associated with the listing broker represent the owner. The WEST SHELL
           ----------------
           (Selling Broker)

and     DOUG ALTEMUEHLE   represent (please check one):
        ---------------
        (Selling Agent)
the purchaser/tenant  X  the owner
                     ---           ---

If a broker/agent is representing both the purchaser/tenant and the owner as a dual agent, he/she must attach a copy of the agreement signed by the purchaser/tenant and owner acknowledging their agreement to this arrangement.

By signing below, the parties confirm that they have received, read and understood the information in this Agency Disclosure Form and that this form was provided to them before signing a contract to purchase/lease real estate.

/s/ ERIC LOMBARDO         5-7-96                    /s/K SCHUERMANN     5/1/96
- - ------------------------------------------------------------------------------
Purchaser/Tenant           Date                     Owner               Date

- - ------------------------------------------------------------------------------
Purchaser/Tenant           Date                     Owner               Date

Any questions regarding the role or responsibility of real estate brokers or agents in Ohio can be directed to an attorney or to:

                                 State of Ohio
                             Department of Commerce
                            Division of Real Estate

          Telephone in Ohio 1-800-344-4100 or in Columbus 614/466-4100

EXHIBIT E

UNCONDITIONAL GUARANTY OF LEASE

       This Unconditional Guaranty of Lease is entered into as of the 7th day of May, 1996, by the undersigned, LANVISION SYSTEMS, INC., a Delaware corporation ("Guarantor").

                                R E C I T A L S

       WHEREAS, LanVision, Inc., an Ohio corporation ("Tenant") desires to enter into a certain Lease with Duke Realty Limited Partnership, an Indiana limited partnership ("Landlord"), for certain space described therein and more commonly known as Suite 400, Ohio National building, Cincinnati, Ohio (the "Lease"); and

       WHEREAS, Landlord is willing to enter into the Lease only if it receives a guaranty of obligations thereunder from the undersigned upon the terms and conditions set forth below; and

       WHEREAS, in order to induce Landlord to enter into the Lease, Guarantor is willing and agrees to enter into this Unconditional Guaranty of Lease upon the following terms and conditions; and

       WHEREAS, Guarantor is a shareholder of Tenant and will be benefited by the Lease;

       NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

         1. Guarantor hereby becomes surety for and unconditionally guarantees
         (I) the prompt payment of all rents, additional rents and other sums to be paid by Tenant under the terms of the Lease; and (ii) the performance by Tenant of the covenants, conditions and terms of the Lease (such payment and performance to be referred to collectively as "Obligations"). In the event tenant defaults in the performance of the Obligations during the term of the lease, Guarantor hereby promises and agrees to pay to Landlord all rents and any arrearages thereof and any other amounts that may be or become due and to fully satisfy all conditions and covenants of the Lease to be kept and performed by Tenant.

         2. As conditions of liability pursuant to this Guaranty, Guarantor hereby unconditionally waives (a) any notice of default by Tenant in the payment of rent or any other amount or any other term, covenant or condition of the Lease; (b) any requirement that Landlord exercise or exhaust its rights and remedies against Tenant or against any person, firm or corporation prior to enforcing its rights against Guarantor, and (c) any and all rights of reimbursement, indemnity, subrogation or otherwise which, upon payment under this Guaranty, Guarantor may have against Tenant.

         3. Landlord may, without notice to Guarantor, and Guarantor hereby consents thereto, (a) modify or otherwise change or alter the terms and conditions of the Lease; and (b) waive any of its rights under the Lease or forbear to take steps to enforce the payment of rent or any other term or condition of the Lease against Tenant.

         4. Guarantor hereby agrees, upon the request of Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying, if this be the fact, that this Guaranty of the referenced Lease is unmodified, in full force and effect, and there are no defenses or offsets thereto and other things Landlord reasonably requests.

                  In the event Tenant fails during the term of this Lease to pay any rent, additional rent or other payments when due or fails to comply with any other term, covenant or condition of the Lease, Guarantor, upon demand of Landlord, shall make such payments and perform such covenants as if they constituted the direct and primary obligations of Guarantor; and such obligations of Guarantor shall be due with attorneys' fees and all costs of litigation and without relief from valuation or appraisement laws.

                  The rights and obligations created by this guaranty shall inure to the benefit of and be binding upon the successors, assigns and legal representatives of Guarantor and landlord.

                  IN WITNESS WHEREOF, Guarantor has executed this Unconditional Guaranty of Lease as of the date set forth above.

                                        "GUARANTOR"

                                        LANVISION SYSTEMS, INC., a
                                        Delaware corporation

                           By:          /s/ ERIC LOMBARDO
                                        --------------------------

                           Printed:     Eric Lombardo
                                        --------------------------

                           Title:       Executive Vice President
                                        --------------------------

                           Address:     10671 Techwoods Cir.
                                        --------------------------
                                        Cinti., OH. 45242
                                        --------------------------

STATE OF OHIO                       )
                                    )
COUNTY OF HAMILTON                  )

         Before me, a Notary Public in and for said County and State, personally appeared Eric Lombardo, the Executive Vice President of LanVision Systems, Inc., a Delaware corporation, who acknowledged the execution of the above and foregoing "Unconditional Guaranty of Lease" on behalf of the corporation.

          WITNESS my hand and Notarial Seal this 7th day of May, 1996.

                                      /s/ JOAN WOLPIN
                                      ------------------
                                      Notary Public

                                      ------------------
                                      (Printed)

My County of Residence:
                       -----------------
                                            (Notarial Seal)

My Commission Expires: June 7, 2000
                       ------------